UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 8, 2010
Date of earliest event reported: November 8, 2010

MediaMind Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34844	52-2266402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 West 18th Street, 5th Floor
New York, NY 10011
(Address of principal executive offices, including zip code)

(646) 202-1320
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

MediaMind Technologies Inc. (the “Company”) announced on November 8, 2010 its financial results for the quarter ended September 30, 2010.

A copy of the related press release, dated November 8, 2010, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Media Mind Technologies Inc.

By:	/s/ Vered Raviv-Schwarz
Name: Vered Raviv-Schwarz
Title: General Counsel and Corporate Secretary

Date: November 8, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 8, 2010